Exhibit 10.2

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of February 28, 2024 (together with the schedule hereto, this “Amendment”), is entered into by and among APi Group DE, Inc., a Delaware corporation (the “Borrower”), APi Group Corporation, a Delaware corporation (“Holdings”), certain subsidiaries of the Borrower party hereto, Citibank, N.A., as collateral agent and administrative agent (in such respective capacities, the “Collateral Agent” and the “Administrative Agent”; collectively, the “Agent”), and the 2024 Incremental Term Loan Lenders (as defined below) party hereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Existing Credit Agreement (as defined below).

RECITALS

A. Reference is made to the Credit Agreement, dated as of October 1, 2019, by and among Holdings, the Borrower, the Agent, the lending institutions parties thereto and the other agents and entities party thereto (as amended by Amendment No. 1 to Credit Agreement, dated as of October 22, 2020, Amendment No. 2 to Credit Agreement, dated December 16, 2021, Amendment No. 3 to Credit Agreement, dated May 19, 2023, and Amendment No. 4 to Credit Agreement, dated October 11, 2023, the “Existing Credit Agreement” and the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”).

B. The Borrower has requested and the lenders identified on Schedule 1 hereto (the “2024 Incremental Term Loan Lenders”) have agreed to provide, subject to the terms and conditions set forth herein, Incremental Term Loans denominated in Dollars in an aggregate principal amount of $300,000,000 in accordance with Section 2.14 of the Existing Credit Agreement, and such Incremental Term Loans shall be deemed to have been made (which, for the avoidance of doubt, shall be on a cashless basis) as consideration for the repurchase of certain shares of Common Stock (as defined in the Repurchase Agreement (as defined below)) of Holdings held by such 2024 Incremental Term Loan Lenders (or their respective Affiliates), pursuant to that certain Conversion and Repurchase Agreement, dated as of the date hereof, by and among Holdings and the Series B Holders (as defined therein) party thereto (the “Repurchase Agreement”) (such transaction, the “Repurchase”).

C. The Borrower intends to incur the 2024 Incremental Term Loans (as defined below) as consideration for the Repurchase and thereby effect the cancellation and retirement of certain Common Stock (as defined in the Repurchase Agreement) of Holdings held by such 2024 Incremental Term Loan Lenders (or their respective Affiliates) pursuant to the Repurchase Agreement.

D. Each of the Borrower and the other Loan Parties party hereto (each, a “Reaffirming Party” and, collectively, the “Reaffirming Parties”) expects to realize substantial direct and indirect benefits as a result of this Amendment and the consummation of the transactions contemplated hereby and desires to reaffirm its obligations pursuant to the Collateral Documents to which it is a party.

NOW THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. 2024 Incremental Term Loans

(a) Subject to the terms and conditions of this Amendment and the Existing Credit Agreement, each 2024 Incremental Term Loan Lender shall be deemed to have made, on a several and not joint basis, Incremental Term Loans (the “2024 Incremental Term Loans”) to the Borrower on the Closing Date (as defined below) in an aggregate principal amount equal to the amount set forth opposite such 2024 Incremental Term Loan Lender’s name on Schedule 1 annexed hereto.

(b) This Amendment shall constitute (i) the notice required pursuant to Section 2.14(a) of the Existing Credit Agreement and shall be deemed to satisfy the requirements set forth therein and (ii) an Incremental Amendment referenced in and for purposes of Section 2.14(a) of the Existing Credit Agreement.

(c) Except as set forth herein, the terms of the 2024 Incremental Term Loans shall be the same as the terms of the 2021 Incremental Term Loans outstanding immediately prior to giving effect to this Amendment (the “Existing Term Loans”) (including, without limitation, with respect to the Base Rate, the Applicable Rate, Adjusted Term SOFR and the 2021 Incremental Term Loan Maturity Date) and, after the Closing Date, the 2024 Incremental Term Loans and the Existing Term Loans shall constitute one tranche and Class of Term Loans. Upon the Closing Date, the 2024 Incremental Term Loan Lenders shall each be a 2021 Incremental Term Loan Lender for all purposes of the Amended Credit Agreement, with an outstanding 2021 Incremental Term Loan. Following the Closing Date, each reference to “2021 Incremental Term Loans” in the Amended Credit Agreement and the other Loan Documents shall be a reference to the Existing Term Loans and the 2024 Incremental Term Loans, and each reference to “2021 Incremental Term Loan Lenders” in the Amended Credit Agreement and the other Loan Documents shall include the 2024 Incremental Term Loan Lenders, in each case, unless the context shall require otherwise, and each 2024 Incremental Term Loan Lender shall have the rights and obligations of a “2021 Incremental Term Loan Lender” under the Amended Credit Agreement and the other Loan Documents. Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all of the 2024 Incremental Term Loans, when originally deemed made, are 2021 Incremental Term Loans for all purposes under the Loan Documents, and the Administrative Agent is authorized to mark the Register accordingly to reflect the amendments and adjustments set forth herein.

(d) The 2024 Incremental Term Loans shall be a single Term SOFR Loan denominated in Dollars, with an initial Interest Period that commences on the Closing Date and ends on the last day of the Interest Period applicable to the Existing Term Loans. During such initial Interest Period, Adjusted Term SOFR applicable to the 2024 Incremental Term Loans shall be the same Adjusted Term SOFR applicable for the Existing Term Loans.

(e) The amortization of the 2021 Incremental Term Loans pursuant to Section 2.07(a) of the Existing Credit Agreement shall be increased proportionally by the amount of the 2024 Incremental Term Loans deemed made on the Closing Date; provided that, prior optional prepayments of the 2021 Incremental Term Loans shall continue to be applied to reduce such amortization payments as set forth in Section 2.05(a)(iii) of the Existing Credit Agreement, which for the avoidance of doubt, shall result in no future amortization payments being due.

(f) The 2024 Incremental Term Loans shall be used as set forth in the recitals hereto solely for purposes of the Repurchase.

(g) The Borrower agrees that the 2024 Incremental Term Loans shall be treated as made at par and fungible with outstanding the Existing Term Loans for U.S. federal income tax purposes and the 2024 Incremental Term Loan Lenders acknowledge such treatment and do not intend to take an inconsistent position for U.S. federal income tax purposes.

SECTION 2. [Reserved].

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SECTION 3. Representations and Warranties. Subject to Section 12 below, the Borrower and the other Loan Parties party hereto represent and warrant to the Agent and the Lenders as of the Closing Date that:

(a) The execution, delivery and performance by each Loan Party party hereto of this Amendment and other documents executed in connection herewith to which such Person is a party, and the consummation of the transactions contemplated herein, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any material Lien under, or require any material payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law that would adversely affect the rights of the Lenders, the Administrative Agent or the Collateral Agent under the Loan Documents.

(b) This Amendment and each other document executed in connection herewith have been duly executed and delivered by each Loan Party that is a party hereto and thereto. This Amendment and each other document executed in connection herewith constitute a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party hereto and thereto in accordance with their terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c) (i) Immediately before and after the Closing Date, no Default or Event of Default has occurred and is continuing, and (ii) all representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Existing Credit Agreement or similar provisions in any other Loan Document are true and correct in all material respects on and as of the Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(d) Neither the Amended Credit Agreement effected on the Closing Date pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment: (i) impairs (or will impair as of the Closing Date) the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (as defined in the Amended Credit Agreement), and such Liens continue unimpaired with the same priority to secure repayment of the Obligations (as defined in the Amended Credit Agreement), whether heretofore or hereafter incurred or (ii) requires (or will require as of the Closing Date) that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens (other than any filings in connection with the addition of new Loan Parties and any actions contemplated by Section 7.12 and Section 7.14(b) of the Amended Credit Agreement).

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SECTION 4. Conditions to the Closing Date. Subject to Section 12 below, this Amendment shall become a binding agreement of the parties hereto and the agreements set forth herein shall become effective on the date (the “Closing Date”) on which each of the following conditions is satisfied or waived:

(a) The Administrative Agent shall have received from (i) the Borrower and each other Loan Party (other than API Group Treasury Limited and API Group Finco Limited, together the “Post-Closing Loan Parties”), a counterpart of this Amendment signed on behalf of such party, and (ii) the 2024 Incremental Term Loan Lenders, a counterpart of this Amendment signed on behalf of such party.

(b) The Administrative Agent shall have received a customary closing certificate from a secretary, assistant secretary or other similar officer or foreign representative of the Borrower and each other Loan Party that is a party hereto, in each case, certifying as to (i) resolutions duly adopted by the (if applicable) board of directors, board of supervisory directors and/or shareholders (or equivalent governing body) and, if applicable, a copy of any request for works council advice and positive and unconditional works council advice of the Borrower and each such Loan Party authorizing the execution, delivery and performance of this Amendment (and the Loan Documents or other documents executed in connection therewith or herewith in each case as amended on the Closing Date), (ii) the accuracy and completeness of copies of the certificate or articles of incorporation, association or organization (or memorandum of association or other equivalent thereof) of each Loan Party party hereto certified by the relevant authority of the jurisdiction of organization of such Loan Party (to the extent relevant and available in the jurisdiction of organization of such Loan Party) and copies of the by-laws or operating, management, partnership or similar agreement (to the extent applicable and/or relevant and available in the jurisdiction of organization of such Loan Party) of each Loan Party party hereto and that such documents or agreements have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) (or, if applicable, a certification that there has been no change to the organizational documents of such entity previously delivered to the Administrative Agent on October 1, 2019, October 22, 2020, May 4, 2021, January 3, 2022, April 1, 2022, March 23, 2023 or October 11, 2023 (or, with respect to each Loan Party joined on any other date, the date that such organizational documents previously delivered to the Administrative Agent on the date of the relevant joinders), and that such organizational documents remain in full force and effect as of the Closing Date), (iii) incumbency (to the extent applicable) and specimen signatures of each officer, director or authorized representative executing any Loan Document on behalf of the Borrower and each such Loan Party and (iv) the good standing (or subsistence or existence) of the Borrower and each such Loan Party from the Secretary of State (or similar state, province or foreign official) of the state, province or other jurisdiction of such Loan Party’s organization (to the extent relevant and available in the jurisdiction of organization of such Loan Party); provided that, with respect to Loan Parties organized outside of the United States, to the extent the foregoing cannot be provided on the Closing Date after the Borrower’s exercise of commercially reasonable efforts to do so, the foregoing may be provided within thirty (30) days after the Closing Date (or such longer period as agreed by the Administrative Agent in its reasonable discretion).

(c) On or substantially concurrently with the Closing Date, the Borrower shall have paid to the Administrative Agent all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent required in connection with this Amendment pursuant to Section 11.04 of the Existing Credit Agreement and the reasonable and documented fees, disbursements and other charges of one firm of counsel, Latham & Watkins LLP, plus one local counsel in each appropriate jurisdiction.

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(d) The Administrative Agent shall have received the executed legal opinions of (i) Kane Kessler P.C., counsel to the Borrower, and, to the limited extent New York law is applicable, the other Loan Parties party hereto, as customary for transactions of this type, and (ii) to the extent reasonably requested by the Administrative Agent, local counsel to the other Loan Parties party hereto (or the Lenders if customary in the relevant jurisdiction), as customary for transactions of this type; provided that, with respect to Loan Parties organized outside of the United States, to the extent the foregoing cannot be provided on the Closing Date after the Borrower’s exercise of commercially reasonable efforts to do so, the foregoing may be provided within thirty (30) days after the Closing Date (or such longer period as agreed by the Administrative Agent in its reasonable discretion).

(e) Each relevant Lender shall have received, if requested at least five Business Days in advance of the Closing Date, a Term Loan Note, payable to the order of such Lender, duly executed by the Borrower.

(f) To the extent requested at least 10 Business Days prior to the Closing Date, the Lenders shall have received (i) all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act, and (ii) a Beneficial Ownership Certification in relation to the Borrower if it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, in each case, at least five Business Days prior to the Closing Date.

(g) The Administrative Agent shall have received a Committed Loan Notice with respect to the 2024 Incremental Term Loans; provided that such Committed Loan Notice may be provided by 9:30 a.m. New York City time on the Closing Date.

(h) The Administrative Agent shall have received a solvency certificate from a financial officer of Holdings substantially in the form of Exhibit D attached to the Amended Credit Agreement, to the effect that, immediately before and after giving effect to the 2024 Incremental Term Loans and the other transactions contemplated hereby, Holdings and its Subsidiaries, taken as a whole, are Solvent (as defined in the Amended Credit Agreement).

(i) The Administrative Agent shall have received an officer’s certificate certifying that (i) the representations and warranties of the Loan Parties contained in Section 3 of this Amendment shall be true and correct in all materials respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, (ii) at the time of the Closing Date (and after giving effect thereto) no Default or Event of Default shall exist or would result from the 2024 Incremental Term Loans and (iii) that the condition set forth in Section 4(j) has been satisfied.

(j) On or substantially concurrently with the Closing Date, the Repurchase Agreement shall have become effective and the Repurchase shall have occurred and the Repurchase Shares (as defined in the Repurchase Agreement) of Holdings held by the 2024 Incremental Term Loan Lenders (or their respective Affiliates) pursuant to the Repurchase Agreement shall have been cancelled and retired.

(k) (i) each 2024 Incremental Term Loan Lender that is a “United States Person” (as defined in Section 7701 of the Code) shall have delivered an Internal Revenue Service Form W-9 to the Administrative Agent and (ii) each 2024 Incremental Term Loan Lender that is a “Foreign Person” (as defined in Section 7701 of the Code) shall have delivered to the Administrative Agent (x) an Internal Revenue Service Form W-8 IMY and (y) a section 302 withholding certificate establishing the repurchase of shares is a substantially disproportionate redemption within the meaning of section 302(b)(2) of the Code.

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Each party hereto agrees that its respective signatures to this Amendment, once delivered, are irrevocable and may not be withdrawn. Each 2024 Incremental Term Loan Lender, by delivering its signature page to this Amendment, shall be deemed to have consented to, approved and accepted each term of the Amended Credit Agreement set forth in Section 1 hereof and shall be deemed satisfied with each document and each other matter required to be reasonably satisfactory to such 2024 Incremental Term Loan Lender unless, prior to the Closing Date, the Administrative Agent receives notice from such 2024 Incremental Term Loan Lender specifying such 2024 Incremental Term Loan Lender’s objections.

SECTION 5. Post-Closing Security. Within thirty (30) days after the Closing Date (or such longer period as agreed by the Administrative Agent in its reasonable discretion), (a) subject to Section 12 below, the Loan Parties shall enter into any additional or supplementary Collateral Documents as the Administrative Agent may reasonably require to ensure the continuing Guaranty and the continuing grant, perfection and priority of the security interests under the Collateral Documents (and as may be necessary for counsel to give any opinions referred to in Section 4(d) that are not delivered on the Closing Date), in each case, after giving effect to this Amendment and (b) the Post-Closing Loan Parties shall deliver signature pages or joinders hereto or affirmations hereof reasonably satisfactory to the Administrative Agent.

SECTION 6. [Reserved].

SECTION 7. Counterparts. This Amendment and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or e-mail (including “.pdf” or “.tif”) of an executed counterpart of a signature page to this Amendment and each other Loan Document shall be effective as delivery of an original executed counterpart of this Amendment and such other Loan Document. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8. Applicable Law. THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

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SECTION 9. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 10. Effect of Amendment.

(a) Until this Amendment becomes effective in accordance with its terms and the Closing Date shall have occurred, the Existing Credit Agreement shall remain in full force and effect and shall not be affected hereby. On and after the Closing Date, all obligations of the Borrower under the Existing Credit Agreement shall become obligations of such Borrower under the Amended Credit Agreement and the provisions of the Existing Credit Agreement shall be superseded by the provisions of the Amended Credit Agreement.

(b) Except as expressly set forth in this Amendment or in the Amended Credit Agreement, this Amendment and the Amended Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which (as amended by this Amendment and the Amended Credit Agreement) are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein or in the Amended Credit Agreement, nothing herein shall be deemed to entitle the Borrower, any Loan Party or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances or be construed as a release or other discharge of any Borrower or any of its Subsidiaries under any Loan Document from any of its obligations and liabilities as a “Borrower”, a “Grantor” or a “Guarantor” (or any similar term) under the Existing Credit Agreement or the Loan Documents. The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein.

(c) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties, the Administrative Agent, or the Collateral Agent, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Collateral Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower, any other Loan Party or any other person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Collateral Documents in similar or different circumstances.

(d) As of the Closing Date, each reference in the Existing Credit Agreement (including the Exhibits and Schedules thereto) to “the Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Existing Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Amended Credit Agreement. This Amendment (including the schedule hereto) shall constitute a Loan Document (as defined in the Existing Credit Agreement both before and after giving effect to the amendment thereof by this Amendment and the Amended Credit Agreement).

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SECTION 11. Reaffirmation.

Subject to Section 12 below:

(a) Each Reaffirming Party hereby acknowledges that it has reviewed the terms and provisions of the Existing Credit Agreement and the Amended Credit Agreement and consents to (i) the amendments to the Existing Credit Agreement effected pursuant to this Amendment and the Amended Credit Agreement and (ii) the transactions contemplated by this Amendment and the Amended Credit Agreement. Each Reaffirming Party hereby (i) reaffirms its obligations under the Loan Documents to which it is a party and (ii) reaffirms that, notwithstanding the effectiveness of this Amendment and the consummation of the transactions contemplated hereby (including the amendment of the Existing Credit Agreement), the guarantees, pledges, grants of security interests, Liens and other agreements and obligations of such Reaffirming Party and the terms of each of the Collateral Documents and each other Loan Document to which such Reaffirming Party is a party are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Amended Credit Agreement.

(b) Each Reaffirming Party hereby confirms and agrees that (i) the 2024 Incremental Term Loans shall, on and after the Closing Date, constitute, “Obligations” (or any word of like import) under each of the Amended Credit Agreement and Collateral Documents and each other Loan Document, and (ii) the Obligations under the Amended Credit Agreement have been and will continue to be guaranteed pursuant to Article IV of the Amended Credit Agreement and secured pursuant to the Collateral Documents by a legal, valid, binding and enforceable security interest in and a fully perfected continuing Lien on all of such Reaffirming Party’s right, title and interest in, to and under all “Collateral” as defined in the Collateral Documents and the other Loan Documents.

(c) Each of the Reaffirming Parties hereby confirms that the Agent is authorized to prepare and file all documents, agreements and instruments and take all other actions necessary to satisfy the perfection requirements and to cause the Lien created by each applicable Collateral Document in respect of the Obligations to be duly perfected to the extent required by such agreement in accordance with all applicable Laws, including the filing of financing statements in such jurisdictions as may be reasonably determined by the Administrative Agent or the Collateral Agent as necessary.

SECTION 12. Dutch Loan Parties.

The obligations, reaffirmation, confirmation, acknowledgement and agreement under Section 11 above (the “Security and Guarantee Confirmation”) shall, in relation to each of Saval B.V., Chubb Fire & Security B.V. and Security Monitoring Centre B.V. (each a “Works Council Loan Party” and collectively the “Works Council Loan Parties”), be subject to completion of the consultation proceedings as required by the Dutch Works Councils Act (Wet op de ondernemingsraden) insofar as the Security and Guarantee Confirmation results in the 2024 Incremental Term Loans being guaranteed and secured pursuant to the Loan Documents by the Works Council Loan Parties (the “Works Council Condition”).

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Subject to the terms of this Amendment, each of the Works Council Loan Parties will use commercially reasonable efforts to timely satisfy or procure the satisfaction of the Works Council Condition as soon as reasonably possible and will notify the Agent in writing as soon as reasonably practicable after the satisfaction of the Works Council Condition.

The Works Council Loan Parties shall inform the Agent in writing of any material developments and issues (including notifying the Agent in writing of any request, commitment or condition raised by the relevant works council).

Prior to completion of the consultation proceedings as required by the Dutch Works Councils Act (Wet op de ondernemingsraden) for any Works Council Loan Party, such Works Council Loan Party shall not guarantee or secure pursuant to the Loan Documents the 2024 Incremental Term Loans.

The existing guarantees, security interests and Loan Documents granted by the Works Council Loan Parties for which advice from the relevant works council has been obtained prior to the date hereof will remain unaffected and will extend to the obligations as amended by this Amendment, except for the 2024 Incremental Term Loans.

SECTION 13. Submission to Jurisdiction; WAIVERS OF JURY TRIAL. Sections 11.16(b) and (c) of the Existing Credit Agreement is hereby incorporated by reference herein. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING OR DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 14. FATCA.

(a) For purposes of determining withholding Taxes imposed under FATCA, the Borrower and the Administrative Agent shall treat (and the Lenders party hereto hereby authorize the Administrative Agent to treat) the 2024 Incremental Term Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(b) The Borrower and the Administrative Agent request each Lender to provide the U.S. federal income tax documentation as required under Section 11.14 of the Existing Credit Agreement (including documentation required under Section 11.14(c) of the Existing Credit Agreement to allow the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

API GROUP CORPORATION, as Holdings

By:	/s/ Kevin Krumm
Name:	Kevin Krumm
Title:	Executive Vice President and
Chief Financial Officer

API GROUP DE, INC., as Borrower

By:	/s/ Kevin Krumm
Name:	Kevin Krumm
Title:	Chief Financial Officer and
Assistant Secretary

[Signature Page to Amendment No. 5]

SUBSIDIARY GUARANTORS:

3S INCORPORATED
A.P.I. GARAGE DOOR, INC.
AMERICAN FIRE PROTECTION GROUP, INC.
API ACQUISITION IV, INC.
API ACQUISITION V, INC.
API GROUP FINANCE, INC.
API GROUP LIFE SAFETY USA LLC
API NATIONAL SERVICE GROUP, INC.
API REAL ESTATE, LLC
CLASSIC INDUSTRIAL SERVICES, INC.
DAVIS-ULMER SPRINKLER COMPANY, INC.
API HVAC SERVICES, INC.
ICS, INC.
INTERNATIONAL FIRE PROTECTION, INC.
J. FLETCHER CREAMER & SON, INC.
JOMAX CONSTRUCTION COMPANY, INC.
LEJEUNE STEEL COMPANY
METROPOLITAN MECHANICAL CONTRACTORS, INC.
MID-OHIO PIPELINE COMPANY, INC.
MMC HOLDINGS, LLC
MP NEXLEVEL, LLC
MP NEXLEVEL OF CALIFORNIA, INC.
MP TECHNOLOGIES, LLC
NEXLEVEL INC.
NEXUS ALARM AND SUPPRESSION, INC.
NORTHERN AIR CORPORATION
NORTHLAND CONSTRUCTORS OF DULUTH, INC.
SPRINKLER ACQUISITION, LLC
TECHNOLOGIES INC.
TESSIER’S INC.
THE JAMAR COMPANY
TL NEXLEVEL COMPANIES, LLC
TLR CONSULTING, INC.
UNITED PIPING, INC.
UNITED STATES ALLIANCE FIRE PROTECTION, INC.
VIKING AUTOMATIC SPRINKLER COMPANY
WRIGHT SERVICE CENTER, LLC
API GROUP HOLDINGS CANADA ULC
SUMMIT PIPELINE SERVICES ULC
TRAIN OILFIELD SERVICES LTD.
VIPOND INC.
CHUBB FIRE & SECURITY CANADA CORPORATION
SMC MONITORING CORPORATION

By:	/s/ Kristen Bettmann
Name:	Kristen Bettmann
Title:	Treasurer

[Signature Page to Amendment No. 5]

SUBSIDIARY GUARANTORS (cont.):

API GROUP, INC.

By:	/s/ Kristen Bettmann
	Name:	Kristen Bettmann
	Title:	Vice President and Treasurer

T.TEXAS SPRINKER, LP

By:	Sprinkler Acquisition, LLC, its General Partner

By:	/s/ Kristen Bettmann
	Name:	Kristen Bettmann
	Title:	Treasurer

[Signature Page to Amendment No. 5]

SUBSIDIARY GUARANTORS (cont.):

API GROUP UK HOLDCO LIMITED

By:	/s/ Russell Becker
	Name:	Russell Becker
	Title:	Director

KNOWSLEY SK HOLDING LIMITED

By:	/s/ Russell Becker
	Name:	Russell Becker
	Title:	Director

KNOWSLEY S.K. LIMITED

By:	/s/ Russell Becker
	Name:	Russell Becker
	Title:	Director

CHUBB LIMITED

By:	/s/ Andrew White
	Name:	Andrew White
	Title:	Director

CHUBB GROUP LIMITED

By:	/s/ Andrew White
	Name:	Andrew White
	Title:	Director

[Signature Page to Amendment No. 5]

SUBSIDIARY GUARANTORS (cont.):

CHUBB INTERNATIONAL HOLDINGS LIMITED

By:	/s/ Andrew White
	Name:	Andrew White
	Title:	Director

CHUBB FIRE LIMITED

By:	/s/ Andrew White
	Name:	Andrew White
	Title:	Director

CHUBB GROUP SECURITY LIMITED

By:	/s/ Andrew White
	Name:	Andrew White
	Title:	Director

CHUBB FIRE & SECURITY LIMITED

By:	/s/ Andrew White
Name:	Andrew White
Title:	Director

FRONTLINE SECURITY SOLUTIONS LIMITED

By:	/s/ Andrew White
	Name:	Andrew White
	Title:	Director

[Signature Page to Amendment No. 5]

SUBSIDIARY GUARANTORS (cont.):

CHUBB (NI) LIMITED

By:	/s/ Andrew White
	Name:	Andrew White
	Title:	Director

SECURITY MONITORING CENTRES LIMITED

By:	/s/ Craig Forbes
	Name:	Craig Forbes
	Title:	Director

MENTOR BUSINESS SYSTEMS LIMITED

By:	/s/ Andrew White
	Name:	Andrew White
	Title:	Director

CHUBB SYSTEMS LIMITED

By:	/s/ Andrew White
	Name:	Andrew White
	Title:	Director

[Signature Page to Amendment No. 5]

SUBSIDIARY GUARANTORS (cont.):

SAVAL NV

By:	/s/Filip Vrancken
	Name:	Filip Vrancken
	Title:	Authorized Signatory

SOMATI SYSTEMS NV

By:	/s/ De Leener Benny
	Name:	De Leener Benny
	Title:	Authorized Signatory

CHUBB SECURITY SYSTEMS BV

By:	/s/ Gino Ghilardi
	Name:	Gino Ghilardi
	Title:	Authorized Signatory

SECURITY MONITORING CENTRE BV

By:	/s/ Gino Ghilardi
	Name:	Gino Ghilardi
	Title:	Authorized Signatory

[Signature Page to Amendment No. 5]

SUBSIDIARY GUARANTORS (cont.):

API GROUP DUTCH HOLDCO B.V.

By:	/s/ Fulco de Vries
	Name:	Fulco de Vries
	Title:	Authorized Signatory

BRANDBEVEILIGING ALKMAAR B.V.

By:	/s/ Fulco de Vries
	Name:	Fulco de Vries
	Title:	Authorized Signatory

DE VRIES BRANDBEVEILIGING B.V.

By:	/s/ Fulco de Vries
	Name:	Fulco de Vries
	Title:	Authorized Signatory

FIRE SAFETY FIRST B.V.

By:	/s/ Fulco de Vries
	Name:	Fulco de Vries
	Title:	Authorized Signatory

[Signature Page to Amendment No. 5]

SUBSIDIARY GUARANTORS (cont.):

FOAMXPERT B.V.

By:	/s/ Fulco de Vries
	Name:	Fulco de Vries
	Title:	Authorized Signatory

HUGEN BRANDBEVEILIGING EN ADVIESBUREAU B.V.

By:	/s/ Fulco de Vries
	Name:	Fulco de Vries
	Title:	Authorized Signatory

SAVAL B.V.

By:	/s/ Fulco de Vries
	Name:	Fulco de Vries
	Title:	Authorized Signatory

SIMPLUS BRANDBLUSAPPARATEN B.V.

By:	/s/ Fulco de Vries
	Name:	Fulco de Vries
	Title:	Authorized Signatory

SK FIRESAFETY GROUP B.V.

By:	/s/ Fulco de Vries
	Name:	Fulco de Vries
	Title:	Authorized Signatory

SK NOORD BRANDBEVEILIGING B.V.

By:	/s/ Fulco de Vries
	Name:	Fulco de Vries
	Title:	Authorized Signatory

[Signature Page to Amendment No. 5]

SUBSIDIARY GUARANTORS (cont.):

CHUBB FIRE & SECURITY B.V.

By:	/s/ Fulco de Vries
	Name:	Fulco de Vries
	Title:	Authorized Signatory

CHUBB INTERNATIONAL (NETHERLANDS) B.V.

By:	/s/ Fulco de Vries
	Name:	Fulco de Vries
	Title:	Authorized Signatory

CHUBB NEDERLAND B.V.

By:	/s/ Fulco de Vries
	Name:	Fulco de Vries
	Title:	Authorized Signatory

SECURITY MONITORING CENTRE B.V.

By:	/s/ Fulco de Vries
	Name:	Fulco de Vries
	Title:	Authorized Signatory

[Signature Page to Amendment No. 5]

SUBSIDIARY GUARANTORS (cont.):

Signed by CHUBB AUSTRALIA PTY LTD ACN 000 096 122 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ REBECCA JANE FULLERTON	/s/ RENEE JANE MULLIGAN
Signature of director	Signature of director/secretary

REBECCA JANE FULLERTON	RENEE JANE MULLIGAN
Name of director (print)	Name of director (print)

Signed by CHUBB FIRE & SECURITY PTY LTD ACN 000 067 541 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ REBECCA JANE FULLERTON	/s/ RENEE JANE MULLIGAN
Signature of director	Signature of director/secretary

REBECCA JANE FULLERTON	RENEE JANE MULLIGAN
Name of director (print)	Name of director (print)

Signed by CHUBB PROPERTIES PTY LTD
ACN 003 602 033 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ REBECCA JANE FULLERTON	/s/ RENEE JANE MULLIGAN
Signature of director	Signature of director/secretary

REBECCA JANE FULLERTON	RENEE JANE MULLIGAN
Name of director (print)	Name of director (print)

[Signature Page to Amendment No. 5]

SUBSIDIARY GUARANTORS (cont.):

Executed as a Deed by Access Control Systems Limited in accordance with sections 127(3) and 128 of the Companies Ordinance (Cap. 622):

/s/ Chiu King Hoi	/s/ Choi Chun Lam
Director	Director

Chiu King Hoi	Choi Chun Lam
Name of Director	Name of Director
(BLOCK LETTERS)	(BLOCK LETTERS)

Executed as a Deed by Chubb China Holdings Limited in accordance with sections 127(3) and 128 of the Companies Ordinance (Cap. 622):

/s/ Chiu King Hoi Director Chiu King Hoi Name of Director (BLOCK LETTERS)	/s/ Choi Chun Lam Director Choi Chun Lam Name of Director (BLOCK LETTERS)

[Signature Page to Amendment No. 5]

SUBSIDIARY GUARANTORS (cont.):

Executed as a Deed by Chubb China Limited in accordance with sections 127(3) and 128 of the Companies Ordinance (Cap. 622):

/s/ Chiu King Hoi Director Chiu King Hoi Name of Director (BLOCK LETTERS)	/s/ Choi Chun Lam Director Choi Chun Lam Name of Director (BLOCK LETTERS)

Executed as a Deed by Chubb Hong Kong Limited in accordance with sections 127(3) and 128 of the Companies Ordinance (Cap. 622):

/s/ Chiu King Hoi Director Chiu King Hoi Name of Director (BLOCK LETTERS)	/s/ Choi Chun Lam Director Choi Chun Lam Name of Director (BLOCK LETTERS)

[Signature Page to Amendment No. 5]

CITIBANK, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ James Oleskewicz
Name:	James Oleskewicz
Title:	Vice President

[Signature Page to Amendment Agreement]

JUNO LOWER HOLDINGS L.P.,
as a 2024 Incremental Term Loan Lender

By: Juno Holdings Manager L.L.C., its General Partner

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Manager

FD JUNO HOLDINGS L.P.,
as a 2024 Incremental Term Loan Lender

By: FD Juno Holdings Manager L.L.C., its General Partner

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Manager

[Signature Page to Amendment Agreement]

VIKING GLOBAL EQUITIES MASTER LTD.,
as a 2024 Incremental Term Loan Lender

By: Viking Global Performance LLC, its General Partner

By:	/s/ Katerina Novak
Name:	Katerina Novak
Title:	Authorized Signatory

VIKING GLOBAL EQUITIES II LP,
as a 2024 Incremental Term Loan Lender

By: Viking Global Performance LLC, its General Partner

By:	/s/ Katerina Novak
Name:	Katerina Novak
Title:	Authorized Signatory

[Signature Page to Amendment Agreement]

SCHEDULE 1

2024 INCREMENTAL TERM LOAN LOANS

2024 Incremental Term Loans
Juno Lower Holdings L.P.	$222,228,750.00
FD Juno Holdings L.P.	$2,771,250.00
Viking Global Equities Master Ltd.	$73,500,000.00
Viking Global Equities II LP	$1,500,000.00
Total	$300,000,000.00